SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.   20549


                                  FORM 8-K


                               CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                              September 25, 1996
               Date of Report (Date of earliest event reported)


                        AMERICAN OILFIELD DIVERS, INC.
           (Exact name of Registrant as specified in its charter)


         LOUISIANA                    0-22032            72-0918249
(State or other jurisdiction       (Commission        (I.R.S. Employer
     of incorporation)              File Number)     Identification Number)


                           130 East Kaliste Saloom Road
                            Lafayette, Louisiana 70508
              (Address of principal executive offices) (Zip Code)




                                (318) 234-4590
             (Registrant's telephone number, including area code)



                                Not Applicable
          (Former name or former address, if changed since last report)

Item 5.   Other Events.


     On  September  25,  1996,  American  Oilfield  Divers,  Inc.
("Registrant")  announced  the  mailing  of an offer by AOD
Acquisition Corp., a wholly-owned subsidiary of the Registrant, to purchase for cash all of the outstanding common shares of Hard
Suits, Inc., a Canadian company.

Item 7.   Financial Statements and Exhibits.

(a)  No financial statements are filed with this report.

(b)  Exhibits.

     99.1 Press release issued by the Registrant on September 25, 1996 announcing that a subsidiary of the Registrant mailed an offer to purchase for cash all of the outstanding common shares of Hard Suits Inc.

     99.2 Tender Offer Statement on Schedule 14D-1F dated September 25, 1996 filed by AOD Acquisition Corp. with respect to the Common Shares of Hard Suits Inc., incorporated herein by reference thereto.


                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                              By:  /s/     Cathy M. Green
                                   ______________________________

                                           Cathy M. Green
                                      Vice President - Finance
                                    and Chief Financial Officer
Dated:  September 26, 1996